UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2011

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 19, 2011, Pharmacyclics, Inc. (the “Company”) announced it received issue notification from the United States Patent & Trademark Office of a patent entitled “Inhibitors of Bruton's Tyrosine Kinase” and specifically claiming “an inhibited tyrosine kinase comprising an irreversible BTK inhibitor having a covalent bond to a cysteine residue of a Bruton's tyrosine kinase (BTK).”  This patent is set to issue on January 3, 2012.

The foregoing description is qualified in its entirety by reference to the Company’s press release dated December 19, 2011, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 19, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

December 19, 2011

PHARMACYCLICS, INC.

By:	/s/ Rainer M. Erdtmann
	Name:	Rainer M. Erdtmann
	Title:	Vice President, Finance & Administration and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 19, 2011.